Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS FIRST QUARTER FINANCIAL RESULTS
Arcadia and DynaEnergetics Deliver Solid Sequential Sales Growth & Margin Expansion;
NobelClad’s Order Backlog Reaches 10-year High

•First quarter sales were a record $184.3 million, up 5% sequentially and up 33% versus Q1 2022
•Consolidated gross margin was 28%, up from 26% in Q4 2022 and 27% in Q1 2022
•Net income was $2.1 million, while net income attributable to DMC was $0.9 million
•Adjusted net income attributable to DMC* was $6.1 million, or $0.32 per diluted share
•Adjusted EBITDA attributable to DMC* was $20.1 million, while total adjusted EBITDA, inclusive of non-controlling interest (NCI), was $24.3 million

BROOMFIELD, Colo. - May 4, 2023 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its first quarter ended March 31, 2023.

“The first quarter represented a strong start to 2023, and reflects continued healthy demand in the markets served by our three differentiated manufacturing businesses,” said David Aldous, director and interim co-CEO. “Our record consolidated sales resulted from strong top-line results at our businesses, each of which also delivered sequential gross margins improvements. The quarter also was marked by important progress in our strategy to improve business-level operating efficiencies and strengthen the profitability of DMC.”

Michael Kuta, interim co-CEO, said, “Arcadia, our architectural building products business, delivered sales of $80.3 million, up 8% sequentially and 18% year over year. Arcadia benefitted from resilient pricing and healthy demand across multiple end markets, including industrial construction, manufacturing, medical, education and hospitality.

“Arcadia’s adjusted EBITDA margin of 13% was up 340 basis points sequentially, reflecting the beginning of an anticipated recovery in profitability following several quarters of compressed margins that resulted from aluminum price volatility.

“DynaEnergetics, our energy products business, reported sales of $82.0 million, up 6% sequentially and 68% year over year. Well completion activity in Dyna’s international and North American markets remains strong; and effective execution by the commercial and manufacturing teams led to the eleventh consecutive quarter of increased unit sales of our fully integrated DS perforating systems.”

Kuta said DynaEnergetics’ adjusted EBITDA margin of 18% was down 40 basis points sequentially, but up 740 basis points versus the first quarter last year. This sequential decline reflects the impact of $3.1 million in litigation expense. DMC expects significantly lower quarterly litigation expense going forward.

“Sales at NobelClad, our composite metals business, were $22.0 million, down 5% sequentially and flat versus the first quarter last year. NobelClad delivered another solid quarter of bookings, which drove its order backlog to a 10-year high of $60 million. Healthy activity in NobelClad’s core energy and petrochemical markets, combined with a strong order backlog, should result in sequential sales growth of approximately 10% in the second quarter.”

Eric Walter, CFO, said “Our first quarter selling, general and administrative expense (SG&A) of $39.3 million included approximately $9 million of charges related to patent litigation, CEO transition costs and related accelerated stock vesting. The elimination of these expenses would put us in our targeted quarterly SG&A range of approximately $30 million.”

Aldous said, “Despite macroeconomic uncertainties, we are optimistic about DMC’s prospects for growth and improved profitability during 2023. The medium to long-range outlook at DynaEnergetics is encouraging, particularly as major energy companies increase their investments in North America’s lower risk, lower-cost unconventional oil and gas basins. Arcadia’s diverse end markets continue to be resilient, and the business is making progress on its ERP and capacity expansion initiatives. NobelClad’s strong backlog and broad product offering also bode well for future growth.”

Summary First Quarter Results

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$184,341	$175,074	$138,716	5%	33%
Gross profit percentage	28.3%	25.8%	26.6%
SG&A	39,324	30,636	27,808	28%	41%
Net income (loss)	2,139	3,441	(4,280)	(38)%	150%
Net income (loss) attributable to DMC	$909	$3,266	$(3,288)	(72)%	128%
Diluted net (loss) income per share attributable to DMC	$(0.01)	$0.52	$(0.47)	(102)%	98%
Adjusted net income (loss) attributable to DMC	$6,144	$4,259	$(3,133)	44%	296%
Adjusted diluted net (loss) income per share	$0.32	$0.22	$(0.16)	45%	300%
Adjusted EBITDA attributable to DMC	$20,091	$19,581	$10,505	3%	91%
Adjusted EBITDA before NCI allocation	$24,279	$22,438	$15,073	8%	61%

First Quarter Notes

•The sequential increase in DMC’s gross margin principally reflects an expected recovery in margin at Arcadia. Additionally, the fourth quarter of 2022 included inventory write offs and reserves within DynaEnergetics’ North American business that unfavorably impacted gross margin.
•First quarter net income attributable to DMC was $0.9 million, or $(0.01) per diluted share, versus a net loss attributable to DMC stockholders in the prior-year first quarter of $(3.3) million, or $(0.47) per diluted share.
•DMC’s debt-to-adjusted EBITDA leverage ratio at March 31, 2023, was 1.47. The Company’s debt-to-adjusted EBITDA leverage ratio covenant for the end of the quarter was 3.25.

Arcadia

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$80,338	$74,400	$67,968	8%	18%
Gross profit percentage	27.5%	24.2%	29.8%
Adjusted EBITDA attributable to DMC	$6,282	$4,286	$6,852	47%	(8)%
Adjusted EBITDA before NCI allocation	10,470	7,143	11,420	47%	(8)%
•Arcadia’s sequential sales increase reflects anticipated recovery from impacts of seasonality and maintenance occurring in the fourth quarter.

DynaEnergetics

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$81,968	$77,551	$48,887	6%	68%
Gross profit percentage	29.8%	28.1%	25.8%
Adjusted EBITDA	$14,955	$14,439	$5,282	4%	183%
•The sequential gross margin improvement principally relates to inventory write offs and reserves that unfavorably impacted Q4 2022 gross margin.

NobelClad

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$22,035	$23,123	$21,861	(5)%	1%
Gross profit percentage	26.2%	23.9%	19.1%
Adjusted EBITDA	$3,361	$3,433	$1,652	(2)%	103%
•NobelClad’s order backlog increased to $60.0 million from $55.5 million at the end of the fourth quarter.
•Trailing 12-month book-to-bill ratio at the end of the first quarter was 1.2.

Second Quarter 2023 Guidance

Measure	Expected Range
Sales
DMC Consolidated	$177M - $187M
Arcadia	$75M - $80M
DynaEnergetics	$78M - $82M
NobelClad	$24M - $25M
Consolidated Gross Margin	29% - 30%
Consolidated SG&A	$29M - $31M
Depreciation & Amortization	~$9.2M
Interest Expense	$2.4M
Annualized effective tax rate	28% - 30%
Adjusted EBITDA Attributable to DMC	$23M - $26M
Adjusted EBITDA before NCI allocation	$27M – $30M
Capital Expenditures	$4M - $6M
Full Year Capital Expenditures	~$20M

Conference call information
Management will hold a conference call to discuss these results today at 5:00 p.m. Eastern (3:00 p.m. Mountain).
Investors may dial in to the call at 877-407-5783 (or +1 201-689-8782 for international callers).

Investors may also listen to a live webcast of the call at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=H2wUSSpz

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for 6 months.

*Use of Non-GAAP Financial Measures
Adjusted EBITDA, adjusted net income (loss), and adjusted diluted earnings per share are non-GAAP (generally accepted accounting principles) financial measures used by management to measure operating performance and liquidity. Non-GAAP results are presented only as a supplement to the financial statements based on U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information is provided to enhance the reader’s understanding of DMC’s financial performance, but no non-GAAP measure should be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP. Reconciliations of the most directly comparable GAAP measures to non-GAAP measures are provided within the schedules attached to this release.

EBITDA is defined as net income (loss) plus or minus net interest plus taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance (as further described in the attached financial schedules). Adjusted net income (loss) is defined as net income (loss) attributable to DMC stockholders plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Adjusted diluted earnings per share is defined as diluted earnings per share plus restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. None of these non-GAAP financial measures are recognized terms under GAAP and do not purport to be an alternative to net income (loss) as an indicator of operating performance or any other GAAP measure.

Management uses adjusted EBITDA in its operational and financial decision-making, believing that it is useful to eliminate certain items in order to focus on what it deems to be a more reliable indicator of ongoing operating performance. As a result, internal management reports used during monthly operating reviews feature adjusted EBITDA measures. Management believes that investors may find this non-GAAP financial measure useful for similar reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. In addition, management incentive awards are based, in part, on the amount of adjusted EBITDA achieved during relevant periods. EBITDA and adjusted EBITDA are also used by research analysts, investment bankers and lenders to assess operating performance. For example, a measure similar to adjusted EBITDA is required by the lenders under DMC’s credit facility.

Adjusted net income (loss) and adjusted diluted earnings per share are presented because management believes these measures are useful to understand the effects of restructuring and impairment charges (if applicable) and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance, on DMC’s net income (loss) and diluted earnings per share, respectively.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

All of the items included in the reconciliation from net income to EBITDA and adjusted EBITDA are either (i) non-cash items (e.g., depreciation, amortization of purchased intangible assets and stock-based compensation) or (ii) items that management does not consider to be useful in assessing DMC’s operating performance (e.g., income taxes, restructuring and impairment charges, CEO transition expenses). In the case of the non-cash items, management believes that investors can better assess the company’s operating performance if the measures are presented without such items because, unlike cash expenses, these adjustments do not affect DMC’s ability to generate free cash flow or invest in its business. For example, by adjusting for depreciation and amortization in computing EBITDA, users can compare operating performance without regard to different accounting determinations such as useful life. In the case of the other items, management believes that investors can better assess operating performance if the measures are presented without these items because their financial impact does not reflect ongoing operating performance.

About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. DMC’s businesses are led by experienced, strategically focused management teams, which are supported with business resources and capital allocation expertise to advance their operating strategies and generate the greatest returns. Headquartered in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: HTTP://WWW.DMCGLOBAL.COM.

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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including guidance on sales, gross margin, SG&A, depreciation and amortization expense, interest expense, tax rate, adjusted EBITDA, and capital expenditures; our expectations for double-digit sequential sales growth at NobelClad; and our expectations for growth and improved profitability for 2023. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; changes to customer orders; product pricing and margins; fluctuations in customer demand; our ability to successfully navigate slowdowns in market activity or execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product and technology development initiatives; our ability to successfully protect our technology and intellectual property and the costs associated with these efforts; potential consolidation among DynaEnergetics’ customers; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cost and availability of energy; the cyclicality of our business; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; our ability to attract and retain key personnel, including a new CEO and our executive officers and directors; current or future limits on manufacturing capacity at our various operations; government actions or other changes in laws and regulations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; geopolitical and economic instability, including recessions, depressions, wars or other military actions; inflation; supply chain delays and disruptions; the availability and cost of energy; transportation disruptions; general economic conditions, both domestic and foreign, impacting our business and the business of our customers and the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2022. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
NET SALES	$184,341	$175,074	$138,716	5%	33%
COST OF PRODUCTS SOLD	132,130	129,970	101,810	2%	30%
Gross profit	52,211	45,104	36,906	16%	41%
Gross profit percentage	28.3%	25.8%	26.6%
COSTS AND EXPENSES:
General and administrative expenses	26,500	19,789	17,718	34%	50%
Selling and distribution expenses	12,824	10,847	10,090	18%	27%
Amortization of purchased intangible assets	5,667	3,772	12,976	50%	(56)%
Restructuring expenses	—	129	32	(100)%	(100)%
Total costs and expenses	44,991	34,537	40,816	30%	10%
OPERATING INCOME (LOSS)	7,220	10,567	(3,910)	(32)%	285%
OTHER EXPENSE:
Other expense, net	(200)	(559)	(209)	(64)%	(4)%
Interest expense, net	(2,381)	(2,129)	(1,024)	12%	133%
INCOME (LOSS) BEFORE INCOME TAXES	4,639	7,879	(5,143)	(41)%	190%
INCOME TAX PROVISION (BENEFIT)	2,500	4,438	(863)	(44)%	390%
NET INCOME (LOSS)	2,139	3,441	(4,280)	(38)%	150%
Less: Net income (loss) attributable to redeemable noncontrolling interest	1,230	175	(992)	603%	224%
NET INCOME (LOSS) ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$909	$3,266	$(3,288)	(72)%	128%
NET (LOSS) INCOME PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.01)	$0.52	$(0.47)	(102)%	98%
Diluted	$(0.01)	$0.52	$(0.47)	(102)%	98%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	19,462,636	19,384,678	19,301,126	—%	1%
Diluted	19,462,636	19,393,245	19,301,126	—%	1%

Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022
Net income (loss) attributable to DMC Global Inc. stockholders	$909	$3,266	$(3,288)
Adjustment of redeemable noncontrolling interest	(1,138)	6,933	(5,717)
Net (loss) income attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(229)	$10,199	$(9,005)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$80,338	$74,400	$67,968	8%	18%
Gross profit	22,094	17,970	20,245	23%	9%
Gross profit percentage	27.5%	24.2%	29.8%
COSTS AND EXPENSES:
General and administrative expenses	7,857	9,535	6,143	(18)%	28%
Selling and distribution expenses	5,452	4,352	3,737	25%	46%
Amortization of purchased intangible assets	5,652	3,642	12,808	55%	(56)%
Operating income (loss)	3,133	441	(2,443)	610%	228%
Adjusted EBITDA	10,470	7,143	11,420	47%	(8)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,188)	(2,857)	(4,568)	47%	(8)%
Adjusted EBITDA attributable to DMC Global Inc.	$6,282	$4,286	$6,852	47%	(8)%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$81,968	$77,551	$48,887	6%	68%
Gross profit	24,437	21,764	12,608	12%	94%
Gross profit percentage	29.8%	28.1%	25.8%
COSTS AND EXPENSES:
General and administrative expenses	6,197	4,970	5,322	25%	16%
Selling and distribution expenses	5,057	4,270	3,903	18%	30%
Amortization of purchased intangible assets	15	54	85	(72)%	(82)%
Operating income	13,168	12,470	3,298	6%	299%
Adjusted EBITDA	$14,955	$14,439	$5,282	4%	183%

NobelClad

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net sales	$22,035	$23,123	$21,861	(5)%	1%
Gross profit	5,783	5,518	4,181	5%	38%
Gross profit percentage	26.2%	23.9%	19.1%
COSTS AND EXPENSES:
General and administrative expenses	923	943	1,037	(2)%	(11)%
Selling and distribution expenses	2,239	2,071	2,324	8%	(4)%
Amortization of purchased intangible assets	—	76	83	(100)%	(100)%
Restructuring expenses	—	129	32	(100)%	(100)%
Operating income	2,621	2,299	705	14%	272%
Adjusted EBITDA	$3,361	$3,433	$1,652	(2)%	103%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

			Change
	Mar 31, 2023	Dec 31, 2022	From year-end
	(unaudited)
ASSETS

Cash and cash equivalents	$19,647	$25,144	(22)%
Accounts receivable, net	109,332	94,415	16%
Inventories	179,545	156,590	15%
Other current assets	17,069	10,723	59%

Total current assets	325,593	286,872	13%

Property, plant and equipment, net	128,795	129,445	(1)%
Goodwill	141,725	141,725	—%
Purchased intangible assets, net	212,258	217,925	(3)%
Other long-term assets	95,632	103,011	(7)%

Total assets	$904,003	$878,978	3%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$71,408	$46,816	53%
Contract liabilities	31,198	32,080	(3)%
Accrued income taxes	5,837	4,256	37%
Current portion of long-term debt	15,000	15,000	—%
Other current liabilities	38,508	29,898	29%

Total current liabilities	161,951	128,050	26%

Long-term debt	111,686	117,798	(5)%
Deferred tax liabilities	2,122	1,908	11%
Other long-term liabilities	58,445	63,053	(7)%
Redeemable noncontrolling interest	187,522	187,522	—%
Stockholders’ equity	382,277	380,647	—%

Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$904,003	$878,978	3%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,139	$3,441	$(4,280)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	3,400	3,703	3,359
Amortization of purchased intangible assets	5,667	3,772	12,976
Amortization of deferred debt issuance costs	138	141	132
Amortization of acquisition-related inventory valuation step-up	—	—	258
Stock-based compensation	5,027	3,167	2,358
Deferred income taxes	178	1,013	(2,714)
Other	(405)	1,768	41
Change in working capital, net	(9,079)	3,596	(16,714)
Net cash provided by (used in) operating activities	7,065	20,601	(4,584)
CASH FLOWS FROM INVESTING ACTIVITIES:
Consideration adjustment related to acquisition of a business	—	(370)	—
Acquisition of property, plant and equipment	(2,226)	(7,307)	(1,536)
Proceeds on sale of property, plant and equipment	—	62	—
Net cash used in investing activities	(2,226)	(7,615)	(1,536)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(6,250)	(3,750)	(3,750)
Payment of debt issuance costs	—	(1)	(97)
Net proceeds from issuance of common stock to employees and directors	—	201	—
Distribution to redeemable noncontrolling interest holder	(2,600)	(2,007)	(4,400)
Treasury stock activity	(2,157)	(139)	(1,088)
Net cash used in financing activities	(11,007)	(5,696)	(9,335)
EFFECTS OF EXCHANGE RATES ON CASH	671	(632)	21

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(5,497)	6,658	(15,434)
CASH AND CASH EQUIVALENTS, beginning of the period	25,144	18,486	30,810
CASH AND CASH EQUIVALENTS, end of the period	$19,647	$25,144	$15,376

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Net income (loss)	2,139	3,441	(4,280)	(38)%	150%
Interest expense, net	2,381	2,129	1,024	12%	133%
Income tax provision (benefit)	2,500	4,438	(863)	(44)%	390%
Depreciation	3,400	3,703	3,359	(8)%	1%
Amortization of purchased intangible assets	5,667	3,772	12,976	50%	(56)%

EBITDA	16,087	17,483	12,216	(8)%	32%
CEO transition expenses (1)	2,965	—	—	100%	100%
Stock-based compensation	5,027	3,167	2,358	59%	113%
Other expense, net	200	559	209	(64)%	(4)%
Restructuring expenses	—	129	32	(100)%	(100)%
Nonrecurring retirement expenses	—	1,100	—	(100)%	—%
Amortization of acquisition-related inventory valuation step-up	—	—	258	—%	(100)%
Adjusted EBITDA	$24,279	$22,438	$15,073	8%	61%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,188)	(2,857)	(4,568)	47%	(8)%
Adjusted EBITDA attributable to DMC Global Inc. stockholders	$20,091	$19,581	$10,505	3%	91%

(1) During the first quarter of 2023, the Company and its former CEO entered into a separation agreement. In conjunction with this event as well as a reprioritization of near-term initiatives, we have incurred certain transition expenses, primarily including: (a) severance related charges for the former CEO and other impacted employees of $1,906; (b) CEO transition and executive search firm costs of $557; and (c) contract termination costs of $350.

Adjusted Net Income and Adjusted Diluted Earnings per Share

	Three months ended March 31, 2023
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.	$909	$0.05
CEO transition expenses and accelerated stock-based compensation, net of tax(2)	5,235	0.27
As adjusted	$6,144	$0.32
(1) Calculated using diluted weighted average shares outstanding of 19,462,636
(2) Includes CEO transition expenses of $2,965 and accelerated stock-based compensation of $3,040 related to the vesting of the former CEO’s outstanding equity awards, net of tax.

	Three months ended December 31, 2022
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.	$3,266	$0.17
Nonrecurring retirement expenses, net of tax	905	0.05
NobelClad restructuring expenses, net of tax	88	—
As adjusted	$4,259	$0.22
(1) Calculated using diluted weighted average shares outstanding of 19,393,245

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Three months ended March 31, 2022
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.	$(3,288)	$(0.17)
Amortization of acquisition-related inventory valuation step-up, net of tax	133	0.01
NobelClad restructuring expenses and asset impairments, net of tax	22	—
As adjusted	$(3,133)	$(0.16)
1) Calculated using diluted weighted average shares outstanding of 19,301,126

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Segment Adjusted EBITDA

Arcadia

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Operating income (loss), as reported	$3,133	$441	$(2,443)	610%	228%
Adjustments:
Depreciation	817	762	541	7%	51%
Amortization of purchased intangible assets	5,652	3,642	12,808	55%	(56)%
Stock-based compensation	579	1,198	256	(52)%	126%
CEO transition expenses	289	—	—	100%	100%
Nonrecurring retirement expenses	—	1,100	—	(100)%	—%
Amortization of acquisition-related inventory valuation step-up	—	—	258	—%	(100)%
Adjusted EBITDA	10,470	7,143	11,420	47%	(8)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(4,188)	$(2,857)	$(4,568)	47%	(8)%
Adjusted EBITDA attributable to DMC Global Inc.	$6,282	$4,286	$6,852	47%	(8)%

DynaEnergetics

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Operating income, as reported	$13,168	$12,470	$3,298	6%	299%
Adjustments:
Depreciation	1,772	1,915	1,899	(7)%	(7)%
Amortization of purchased intangible assets	15	54	85	(72)%	(82)%
Adjusted EBITDA	$14,955	$14,439	$5,282	4%	183%

NobelClad

	Three months ended			Change
	Mar 31, 2023	Dec 31, 2022	Mar 31, 2022	Sequential	Year-on-year
Operating income, as reported	$2,621	$2,299	$705	14%	272%
Adjustments:
Depreciation	740	929	832	(20)%	(11)%
Restructuring expenses	—	129	32	(100)%	(100)%
Amortization of purchased intangible assets	—	76	83	(100)%	(100)%
Adjusted EBITDA	$3,361	$3,433	$1,652	(2)%	103%